UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2013

Alternate Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53451	20-5689191
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 894, Boise, Idaho 83701

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 208-939-9311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers .

On September 23, 2013, Dr. Glenda Glover informed the Board of Directors of Alternate Energy Holdings, Inc. (the “Company”) of her decision to resign as a member of the Board of Directors of the Company effective immediately. Dr. Glenda Glover has served on the Board of Directors of the Company since May 2011. Dr. Glenda Glover resigned due to personal reasons and not over any disagreement with the Company’s Board of Directors or its management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alternate Energy Holdings, Inc.

Date: September 25, 2013	By:	/s/ J. Peter Honeysett
J. Peter Honeysett
President